SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2004
                                                           ------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        1-31566                  42-1547151
------------------------------     ---------------------     -------------------
      (State or other              (Commission File No.)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                        07306-4599
------------------------------------------                        ----------
 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Required FD Disclosure

         On June 8, 2004, Provident Financial Services, Inc. and First Sentinel Bancorp, Inc. issued a joint press release announcing that The Provident Bank received approval from the Federal Deposit Insurance Corporation and the New Jersey Department of Banking and Insurance to complete its merger with First Savings Bank. A copy of the joint press release, dated as of June 8, 2004, is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                     Exhibit No.                      Description
                     -----------                      -----------

                       99.1              Joint press release dated June 8, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              PROVIDENT FINANCIAL SERVICES, INC.



DATE:  June 8, 2004                       By: /s/ Paul M. Pantozzi
                                              ---------------------------------
                                              Paul M. Pantozzi
                                              Chairman, Chief Executive Officer
                                              and President


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                                  EXHIBIT INDEX


Exhibit                           Description
-------                           -----------

99.1                   Joint press release dated June 8, 2004.